UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 3, 2020

LIBERTY PROPERTY TRUST

LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 E. Swedesford Road Wayne, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code:	(610) 648-1700

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.001 par value	LPT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation on February 4, 2020 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of October 27, 2019 (the “Merger Agreement”), by and among Liberty Property Trust (the “Company”), Liberty Property Limited Partnership (“Partnership”), Leaf Holdco Property Trust (“New Liberty Holdco”), Prologis, Inc. (“Prologis”), Lambda REIT Acquisition LLC (“Prologis Merger Sub”), Prologis, L.P. (“Prologis OP”) and Lambda Acquisition LLC (“Prologis OP Merger Sub”). Pursuant to the Merger Agreement, (i) effective as of February 3, 2020, a wholly owned subsidiary of New Liberty Holdco merged with and into the Company (the “Company Merger”), with the Company continuing as the surviving entity and as an indirect wholly owned subsidiary of New Liberty Holdco; (ii) effective as of February 4, 2020, New Liberty Holdco merged with and into Prologis Merger Sub (the “Topco Merger” and together with the Company Merger, the “Company Mergers”), with Prologis Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Prologis; (iii) immediately after the Topco Merger, Prologis Merger Sub caused all of the outstanding equity interests in the Company to be contributed to Prologis OP in exchange for the issuance by Prologis OP of partnership interests in Prologis OP to other subsidiaries of Prologis; and (iv) thereafter, Prologis OP Merger Sub merged with and into the Partnership, with the Partnership continuing as the surviving entity and a wholly owned subsidiary of Prologis OP (the “Partnership Merger” and together with the Company Merger and the Topco Merger, the “Mergers”). The following events took place in connection with the consummation of the Mergers:

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the terms of the Merger Agreement, on February 3, 2020, at the effective time of the Company Merger (the “Company Merger Effective Time”), each issued and outstanding common share of beneficial interest, par value $0.001 per share, of the Company (each, a “Company Common Share”) was automatically converted into the right to receive one newly issued common share of beneficial interest, par value $0.001 per share, of New Liberty Holdco (each a “New Liberty Holdco Common Share”). Approximately 157,402,512 New Liberty Holdco Common Shares were issued in connection with the Company Merger.

On February 4, 2020, at the effective time of the Topco Merger (the “Topco Merger Effective Time”), each issued and outstanding New Liberty Holdco Common Share (other than New Liberty Holdco Common Shares owned by New Liberty Holdco or any of New Liberty Holdco’s wholly owned subsidiaries and New Liberty Holdco Common Shares owned by Prologis or any of Prologis’ wholly owned subsidiaries) was automatically converted into the right to receive 0.675 (the “Exchange Ratio”) validly issued, fully paid and non-assessable shares of common stock, par value $0.01 per share, of Prologis (“Prologis Common Stock” and such consideration, the “Merger Consideration”), together with cash in lieu of fractional shares, without interest, but subject to any withholding required under applicable tax law, upon the terms and subject to the conditions set forth in the Merger Agreement. Approximately 107,038,683 shares of Prologis Common Stock were issued in connection with the Topco Merger.

In connection with the Mergers, each outstanding Company stock option, restricted stock unit award and restricted stock award fully vested and was cancelled in exchange for a payment of the Merger Consideration (or a cash payment equal to the value of the Merger Consideration, in the case of an award that is payable in cash by its terms) in respect of each underlying New Liberty Holdco Common Share (reduced by the aggregate exercise price in the case of each stock option). Performance-based restricted stock unit awards were vested based on the actual level of achievement of the applicable performance goals prior to the Mergers (or, in the case of awards granted in 2017, based on actual performance during the completed performance period).

On February 4, 2020, at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), (a) the general partner interests in the Partnership as of immediately prior to the Partnership Merger Effective Time remained the general partnership interests in the Partnership, (b) each limited partnership interest of the Partnership (“Partnership Common OP Units”) that was issued and outstanding immediately prior to the Partnership Merger Effective Time was automatically converted into new validly issued common limited partnership interests in Prologis OP in an amount equal to the Exchange Ratio (the “Partnership Merger Common Consideration”), and each holder of Partnership Common OP Units was admitted as a limited partner of Prologis OP in accordance with the terms of Prologis OP’s partnership agreement, and (c) each of the partnership interests in the Partnership designated as “6.25% Series I-2 Cumulative Redeemable Preferred Partnership Interest” under the partnership agreement of the Partnership (each, a “Partnership Preferred OP Unit”) that was issued and outstanding immediately prior to the Partnership Merger Effective Time was automatically converted into one new validly issued limited partnership interest of Prologis OP designated as “6.25% Series T Cumulative Redeemable Preferred Partnership Unit” with substantially the same terms and rights as the Partnership Preferred OP Units immediately prior to the Partnership Merger (the “New Preferred OP Units”), and each holder of Partnership Preferred OP Units was admitted as a limited partner of Prologis OP in accordance with the terms of Prologis OP’s partnership agreement. Prologis, as general partner of Prologis OP, caused the Prologis OP partnership agreement to be amended to create and authorize such New Preferred OP Units. Approximately 301,500 New Preferred OP Units were issued in connection with the Partnership Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Mergers, the Company notified the New York Stock Exchange (“NYSE”) on February 3, 2020 that each share of the Company Common Shares issued and outstanding immediately prior to the Company Merger Effective Time was cancelled and converted into the right to receive the Merger Consideration, and the NYSE will file a notification of removal from listing on Form 25 with the SEC with respect to the Company Common Shares in order to effect the delisting of the Company Common Shares from the NYSE. Such delisting will result in the termination of the registration of the Company Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Prologis (as successor by merger to the Company) intends to file a certificate on Form 15 requesting the deregistration of the Company Common Shares under Section 12(g) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01. Change in Control of Registrant.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Mergers and as of the Company Merger Effective Time, each of the individuals listed below ceased serving as an executive officer or trustee of the Company:

William P. Hankowsky	Chairman of the Board of Trustees, President and Chief Executive Officer
Christopher J. Papa	Executive Vice President and Chief Financial Officer
Michael T. Hagan	Chief Investment Officer
Shawn Neuman	Secretary and General Counsel
Mary Beth Morrissey	Chief Accounting Officer
Herman C. Fala	Senior Vice President and Senior Legal Advisor
Thomas C. DeLoach, Jr.	Trustee
Katherine E. Dietze	Trustee
Antonio F. Fernandez.	Trustee
Daniel P. Garton	Trustee
Robert G. Gifford.	Trustee
David L. Lingerfelt.	Trustee
Marguerite M. Nader.	Trustee
Lawrence D. Raiman.	Trustee
Frederic J. Tomczyk	Trustee

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 27, 2019, by and among Prologis Inc., Prologis L.P., Lambda REIT Acquisition LLC, Lambda OP Acquisition LLC, Liberty Property Trust, Liberty Property Limited Partnership and Leaf Holdco Property Trust (incorporated by referenced to Exhibit 2.1 to Liberty Property Trust’s and Liberty Property Limited Partnership’s Form 8-K filed on October 28, 2019).*

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

Date: February 4, 2020	By:	/s/ Michael T. Blair
Name: Michael T. Blair
Title: Managing Director, Deputy General Counsel

LIBERTY PROPERTY LIMITED PARTNERSHIP By: Liberty Property Trust, its sole General Partner

Date: February 4, 2020	By:	/s/ Michael T. Blair
Name: Michael T. Blair
Title: Managing Director, Deputy General Counsel